PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2016
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of March 31,
	2015	2016
Medical equipment	$77,095	$100,514
Leasehold improvements	55,242	67,542
Computer equipment and application software	11,734	15,740
Furniture and fixtures	8,380	10,557
Motor vehicles	944	1,389
Construction in progress	4,936	4,058

Less: accumulated depreciation and amortization	53,309	69,630

Property and equipment, net	$105,022	$130,170